EXHIBIT 24.1

CONFORMED

                               POWERS OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Carroll E. Amos, as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form SB-2 Registration Statement by Greater Atlantic Financial Corp. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         NAME                                                     DATE
         ----                                                     ----

/s/ Carroll E. Amos                                           April 7, 1999
----------------------------------
Carroll E. Amos
President, Chief Executive Officer
and Director
(principal executive officer)
Greater Atlantic Financial Corp.


/s/ David E. Ritter                                           April 7, 1999
----------------------------------
David E. Ritter
Chief Financial Officer
(principal accounting and financial officer)
Greater Atlantic Financial Corp.


/s/ William Calomiris                                         April 7, 1999
----------------------------------
William Calomiris
Chairman of the Board of Directors
Greater Atlantic Financial Corp.


/s/ Paul J. Cinquegrana                                       April 7, 1999
----------------------------------
Paul J. Cinquegrana
Director
Greater Atlantic Financial Corp.

/s/ Jeffrey M. Gitelman                                       April 7, 1999
----------------------------------
Jeffrey M. Gitelman
Director
Greater Atlantic Financial Corp.


/s/ Bruce D. Ochsman                                          April 7, 1999
----------------------------------
Bruce D. Ochsman
Director
Greater Atlantic Financial Corp.


/s/ Lynnette Dobbins Taylor                                   April 7, 1999
----------------------------------
Lynnette Dobbins Taylor
Director
Greater Atlantic Financial Corp.


/s/ James B. Vito                                             April 7, 1999
----------------------------------
James B. Vito
Director
Greater Atlantic Financial Corp.